                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 19, 2000


                    Diamond Technology Partners Incorporated
             (Exact name of registrant as specified in its charter)



          Delaware                    000-22125                36-4069408
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)


                              John Hancock Center
                     875 North Michigan Avenue, Suite 3000
                            Chicago, Illinois 60611
             (Address of principal executive offices and zip code)


                                (312) 255-5000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.  Other Events

     The registrant held a conference call with analysts, investors and members of the public on October 19, 2000. The script of the presentation delivered on the conference call is filed herewith under Item 7(c). The following information, although immaterial, was incorrectly stated in the script and is corrected as of the date hereof. The script stated that the projected quarterly headcount for fiscal 2001 was expected to be 1230 at the end of the first quarter; 1350 at the end of the second quarter; and 1550 at the end of the third quarter. Those numbers should have been 1245 at the end of the first quarter of fiscal 2001; 1450 at the end of the second quarter and 1565 at the end of the third quarter.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (a)  Financial Statements: Not applicable

 (b)  Pro Forma Financial Information: Not applicable

 (c)  Exhibits:

   Exhibit No.   Document
   -----------   --------
       99        Script of Conference Call

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    DIAMOND TECHNOLOGY PARTNERS INCORPORATED

                    By: /s/ Karl E. Bupp
                        ---------------------------------
                        Karl E. Bupp
                        Chief Financial Officer



November 17, 2000

                                 EXHIBIT INDEX


Exhibit No.   Document                                                    Page
-----------   --------                                                    ----
    99        Script of Conference Call                                     1

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